Celanese Q1 2016 Earnings Monday, April 18, 2016 Conference Call / Webcast Tuesday, April 19, 2016 10:00 a.m. Eastern Time © Celanese Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, SVP, Finance and Chief Financial Officer Exhibit 99.3

© Celanese Celanese Corporation 2 This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This presentation presents the Company’s business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company’s Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company’s business segments. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com. Forward-Looking Statements

© Celanese Celanese Corporation 3 Net sales (in millions) Factors Affecting Net Sales $1,800 $1,200 $600 $0 30% 20% 10% 0% Q1 2015 Q4 2015 Q1 2016 24.1% 19.2% 25.5% $1,450 $1,334 $1,404 Q1 Performance Celanese Corporation Q1 2016 Highlights • Record adjusted earnings per share of $1.83, an increase of 6 percent over the prior year • Adjusted EBIT of $358 million and margin of 25.5 percent, both records • Free cash flow of $217 million, the highest ever first quarter performance *QoQ represents Q1 2016 as compared to Q4 2015; YoY represents Q1 2016 compared to Q1 2015. Adjusted EPS Q1 2016 $1.83 Q4 2015 $1.25 Q1 2015 $1.72 Total segment income margin QoQ* YoY* 15% 10% 5% 0% -5% -10% -15% Volume Price CurrencyOther Total

© Celanese Celanese Corporation 4 Net sales (in millions) Materials Solutions Q1 Performance Factors Affecting Net Sales $600 $400 $200 $0 40% 20% 0% Q1 2015 Q4 2015 Q1 2016 34.4% 34.8% 38.0% $570 $557 $594 Total core income margin YoY Core income highlights • Grew margins by maintaining relatively stable price in Engineered Materials base business as raws declined • Higher volume primarily in Engineered Materials base business driven by success in multiple applications • Higher tow volumes as first quarter of 2015 was impacted by significant customer destocking • Lower price driven mainly by tow industry utilization QoQ Core income highlights • Higher volume primarily in Engineered Materials base business driven by success in multiple applications • Lower price driven mainly by tow industry utilization QoQ YoY 10% 5% 0% -5% -10% Volume Price Currency Other Total

© Celanese Celanese Corporation 5 Acetyl Chain Q1 Performance Factors Affecting Net Sales YoY Core income highlights • Lower core income as first quarter of 2015 benefited from the initial sharp decline in raw materials and stronger overall demand trends in China • Higher volume primarily driven by VAM demand and an overlapping contract • Benefits from productivity and lower energy costs were offset by other headwinds QoQ Core income highlights • Higher volume primarily driven by VAM demand and an overlapping contract • Lower pricing more than offset by decline in raw materials • Productivity contributed to higher core income Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q1 2015 Q4 2015 Q1 2016 18.4% 10.1% 17.6% $908 $812 $840 QoQ YoY 10% 5% 0% -5% -10% -15% Volume Price Currency Other Total

© Celanese Celanese Corporation 6 Strong Cash Flow Generation Q1 2016 • Operating cash flow of $287 million and free cash flow of $217 million, both first quarter records • Repaid $405 million in short-term borrowings; ended quarter with >$700 million of cash on hand • Net capital expenditures of $70 million; expect full year 2016 to be in the range of $250 million to $300 million Strong cash generation; tracking to record year of Free Cash Flow Free Cash Flow (in millions) Cash flow from operations Free cash flow (FCF) FCF as % net sales $300 $200 $100 $0 30% 20% 10% 0% Q1 2015 Q4 2015 Q1 2016 $270 $136 $287 $188 $74 $217 13.0% 5.5% 15.5%